                                                                   EXHIBIT 10.28

                              THIRD PARTY SERVICE


                               PROVIDER AGREEMENT

This Third Party Service Provider Agreement ("Agreement") by and between DAVOX Corp., a corporation organized under the laws of the State of Delaware, hereinafter referred to as "DAVOX", with its principal place of business at 6 Technology Park Drive, Westford, Massachusetts, 01886 and Grumman Systems Support Corporation, a corporation organized under the laws of Maryland with its principal place of business at 10 Orville Drive, Bohemia NY 11716, herein referred to as "GSSC", sets forth the terms and conditions under which GSSC will provide Maintenance Services to DAVOX's end user customers ("Customers").

DEFINITIONS

     "Customer" means an entity which purchases Products for internal use and not for resale.

     "Hardware" means the hardware provided by DAVOX to GSSC or Customers.

     "Product(s)" means any combination of Hardware and Software relating to DAVOX CAS and UNISON(R) systems listed in Exhibit D, including any future replacement system.

     "Software" means all software system programs provided by DAVOX, in machine readable, object printed, or interpreted form, including any modifications, improvements, updates, enhancements or extensions thereto or copies thereof, and including flow charts, logic diagrams, program listings and operating instructions.

     "Territory" means the specific Customer sites in the contiguous 48 United States and Toronto, Canada agreed upon by DAVOX for GSSC to perform maintenance service.

     "Work Order Number" means that number which DAVOX issues to GSSC to authorize GSSC to make a service call pursuant to a previously issued Work Authorization Form. Such Work Order Numbers will normally be provided by DAVOX to GSSC on a verbal or Fax basis to the service dispatch facility as designated by GSSC. Requests for service from the Customer are not valid requests, and any such calls acted on by GSSC shall be at risk, cost and expense of GSSC. Consequently, GSSC shall have no obligation to respond to customer originated service calls.

     "Work Authorization Forms" means that certain document which DAVOX issues to GSSC to authorize GSSC to perform Maintenance Service for a specific Customer; for specific Product, at a specific location. This document will specify the commencement date(s) and any special requirements of DAVOX and/or the Customer, (Exhibit G).

     "Certified Representative" means the GSSC's employee trained by DAVOX or trained by GSSC's certified trainer an the Products to be maintained in accordance with the Training and Documentation Schedule (Exhibit B).

     "OEM Equipment" means Original Equipment Manufacturer and is applied to products other than manufactured by or specifically for DAVOX.

     "Prelude/TM/" is a non-expandable, eight (8) slot variation of the DAVOX UNISON(R) Call Center System.

     In consideration of the terms herein set forth, DAVOX and GSSC agree as follows:


1.0  APPOINTMENT OF GSSC

1.1 DAVOX hereby appoints GSSC as its exclusive service representative within the Territory pursuant to the terms and conditions of this Agreement, except as otherwise provided in this agreement or where DAVOX distributors have sold system(s) and through agreement(s) with DAVOX are eligible to provide all, or a portion of the required support services. GSSC agrees not to solicit relationships with DAVOX competitors of their proprietary product lines nor form a similar agreement with these firms. Except as otherwise provided herein, DAVOX agrees not to solicit relationships with competitors of GSSC for service of products sold by DAVOX.

1.2 When DAVOX has an obligation to provide Maintenance Service (as defined in Exhibit 'A') pursuant to the terms and conditions of contracts by and between DAVOX and DAVOX's customers DAVOX shall appoint GSSC in accordance with the following:

A. DAVOX shall appoint GSSC as its service representative to provide Maintenance Service for customers located in the Service Cities set forth on the schedule of Service Cities attached hereto as Exhibit F.

B. DAVOX shall offer to appoint GSSC as its service representative to provide Maintenance Service to customers located in cities not listed on the Schedule of Service Cities.

C. Service Cities may be added to the GSSC Service City Schedule from time to time. If added, DAVOX will use reasonable efforts to obtain the customer approvals to transfer the service responsibility to GSSC if GSSC was not currently providing the service.

D. Service Cities may be deleted from the GSSC Service City Schedule from time to time upon not less than ninety (90) days prior written notice to DAVOX. In the event a Service City is deleted GSSC and DAVOX agree that Maintenance Service coverage will be handled at DAVOX's option as follows:

     GSSC shall continue to provide Maintenance Service coverage to customers in the deleted Service City utilizing resources from another Service City or GSSC location. Such Service coverage will be made available through the end of any maintenance contracts not to exceed twelve (12) months between DAVOX and its customers in effect at the time notice of deletion is received by DAVOX. DAVOX shall incur no additional charges for coverage furnished from an alternative location under this provision. DAVOX shall use reasonable efforts to make any necessary contract changes with its customers needed to reflect the servicing from GSSC's alternative location.

E. In the event (i) GSSC deletes a Service City from the Schedule of Service Cities, (ii) declines any appointment pursuant to subsection (B) hereof, or otherwise declines to furnish Maintenance Services to DAVOX customer, DAVOX shall have the right to establish alternate forms of Maintenance Service Coverage including providing service itself or contracting with a third party.

F. In the event a DAVOX customer requests that DAVOX provide Maintenance Service directly and not through GSSC or a third party DAVOX shall work with GSSC to contact the customer in combination with DAVOX sales personnel for the purpose of reestablishing or promoting GSSC as DAVOX's service representative and as appropriate in DAVOX's determination.
     Notwithstanding anything herein to the contrary, DAVOX shall not be obligated to require or affirmatively appoint GSSC as its service representative with respect to any customer who has requested or who requests that DAVOX provide maintenance directly and not through a third-party. Notwithstanding any provision to the contrary, GSSC shall have the sole and exclusive option to decline accepting any end user that has declined or terminated GSSC service.

1.3 Products, subject to Maintenance Service under the terms of this Agreement will be added, deleted and/or revised under this Agreement by means of a Work Authorization Form prepared and signed by DAVOX and submitted to GSSC.

2.0  TERM

2.1 This Agreement will commence on the Effective Date set forth below. Unless otherwise determined as provided herein, this Agreement will have a term of three (3) years ("term"), with subsequent amendment(s) for continuance of service, unless terminated by either party pursuant to the provisions hereof. Either party will have the right to terminate this Agreement as of the end of the "Term" or as of the end of any subsequent annual renewal upon not less than 90 day prior written notice to the other party.

3.0  GSSC RESPONSIBILITIES

GSSC's responsibilities to provide Maintenance Services hereunder shall include:

3.1 Rendering Maintenance Service, subject to the terms and conditions set forth in the Schedule of Maintenance Services (Exhibit A) for the Customers and product listed on the work authorization forms submitted and accepted in accordance with this Agreement.

3.2 Sending qualified employees to DAVOX's training classes as set forth in the Training and Documentation Schedule (Exhibit B);

3.3 Providing installation and removal services to DAVOX in accordance with the terms and conditions set forth in the Schedule of Installation and Removal Services (Exhibit C);

3.4 Managing Parts in accordance with the terms and conditions set forth in the Schedule of Parts Services (Exhibit E);

3.5 Effecting prompt payment of all valid invoices as rendered by DAVOX in accordance with Article 5 below and the Schedule of Maintenance Service Rates (Exhibit D) and the Schedule of Parts Services (Exhibit E).

3.6 Performing work in a prompt, courteous, efficient and workmanlike manner so as to use best efforts to restore product to good working condition.

3.7 Keeping DAVOX advised of any complaints made by Customers or others with respect to the Products or Maintenance Services.

3.8 Complying with all applicable federal, state, and municipal laws, ordinances and regulations in carrying out the terms of this Agreement and paying and discharging at its own expense any and all costs, charges, fees, and taxes that may be levied or imposed by any and all authorities upon or by reason of its performance under this Agreement.

3.9 Maintaining a staff of employees with sufficient technical knowledge and training to fulfill GSSC's obligations under this Agreement, and an inventory of parts sufficient to provide Maintenance Services in accordance with the Schedule of Maintenance Services.

     GSSC shall not make any representation or warranty or give any performance guaranty to any Customer with respect to the Products or Maintenance Services.

4.0  DAVOX RESPONSIBILITIES

DAVOX responsibilities hereunder shall include:

4.1 Making available, all proprietary Parts and diagnostics software necessary for the service and maintenance of the Product;

4.2 Providing installation, service and removal instruction and documentation for all Products to be maintained pursuant to the Agreement;

4.3 Providing adequate training for GSSC's Trainer personnel as described in the Training and Documentation Schedule (Exhibit B); and

4.4 Providing the support services described in the Schedules of Maintenance Services (Exhibit A); and

4.5 Effecting prompt payment of ail valid invoices as rendered by GSSC in accordance with Article 5 below and the Schedule of Maintenance Service Rates (Exhibit D).

4.6 DAVOX will periodically provide GSSC, at no charge, with the data, diagrams, and other technical materials that DAVOX deems appropriate for GSSC to support the Products within the Territory. DAVOX may limit the number of copies of such technical materials that GSSC will be authorized to make, if any GSSC will, from this point forward, on new releases, (i) consecutively number each such copy; (ii) maintain a current logbook that records the number of copies that have been made, and (iii) reproduce all confidentiality and proprietary notices on each copy it reproduces.

5.0  CHARGES, INVOICES, PAYMENT AND TAXES

5.1 Charges - Charges shall be as set forth in the Schedule of Maintenance Service Rates (Exhibit D).

5.2 Invoices - GSSC invoices monthly in arrears. Each invoice rendered by GSSC shall include the Customer name, DAVOX contract number, and service location, and if for Per Call Services; the Work Order Number, date and duration of each service call, and other detail which DAVOX may reasonably request.

5.3 Payment - Payment for each valid invoice will be made in full within 30 days after receipt of invoice and supporting documentation. A late fee of one and one half percent (1.5%) per month will be applied, at the discretion of GSSC, to all outstanding invoices not remitted within 30 days. All charges to DAVOX under this Agreement shall include all taxes applicable thereto.

5.4 Taxes - Prices set forth in this Agreement are exclusive of local, state, or federal sales taxes. A Reseller certificate must be provided from DAVOX to GSSC if applicable.

6.0  GSSC PERFORMANCE EVALUATION

6.1 GSSC will be evaluated on the following criteria: Interaction with DAVOX and Customer personnel regarding such areas as responsiveness, product knowledge, courtesy and flexibility; a review of GSSC's employees during in house training to include their technical expertise and background, their comprehension in receiving new technical information, their people and problem solving skills.

6.2 A Customer survey may periodically be taken by DAVOX regarding GSSC's responsiveness, product knowledge, problem solving skills, and Customer interaction skills. Copies of survey ratings shall be supplied to GSSC and GSSC shall not be held responsible for ratings below the minimal acceptable rating resulting from DAVOX actions. Failure of GSSC to achieve a minimal acceptable rating, as agreed in advance between GSSC and DAVOX, shall be deemed failure to perform its obligations hereunder for purposes of Section 7.

7.0  DEFAULT AND TERMINATION

7.1 The failure of either party to perform any obligation under this Agreement shall be deemed a default thereunder, and if the non-defaulting party provides notice of such default, including the details thereof, to the defaulting party and such default is not cured within thirty (30) days of such notice, the non-defaulting party may immediately terminate this Agreement.

7.2 Termination of this Agreement or any part hereof will not adversely affect any rights existing as of the effective date of termination. The rights and remedies provided in this Agreement are cumulative and in addition to any other rights or remedies available at law or in equity, any other contract instrument or paper.

7.3 In the event GSSC breaches any end user agreement, solely and exclusively because of GSSC's negligence or willful misconduct, then GSSC shall be responsible to pay the cost actually incurred for DAVOX to cover its direct losses, actually incurred, not to exceed the annual revenue to GSSC for the affected end user contract. In no event, however shall this provision make liable any consequential or indirect cost, charge or penalty of any nature nor shall GSSC have to cover a loss incurred because any end user has elected not to accept or continue GSSC services.

8.0  TITLE, RISK OF LOSS

8.1 GSSC will not have title or interest in the Product or to any Parts which DAVOX may supply other than the hardware or any Parts which GSSC specifically purchases. For GSSC purchased Parts, GSSC will bear the risk of loss or damage with respect to Parts lost or damaged in shipment. No license to GSSC is granted hereunder except as expressly set forth below. For DAVOX owned Parts, GSSC will bear the risk of loss or damage with respect to Parts in accordance with the terms and conditions set forth in the Schedule of Parts Services. DAVOX will bear the risk of loss or damage with respect to DAVOX owned Parts lost or damaged in shipment.

8.2 Subject to the terms of this Agreement and the below referenced license (Exhibit 1), DAVOX hereby grants to GSSC a personal, nontransferable, nonexclusive license to use the software DAVOX shall furnish to GSSC solely for purposes of providing Maintenance Services to Customers under the terms of this Agreement.

     GSSC shall not reverse compile, disassemble or otherwise reverse engineer, embed within any other software product, or modify in any manner, including modifications to source code with respect thereto, the software, in whole or in part. The software may be copied, in whole or in part, only to the extent necessary for GSSC's use on GSSC's designated single CAS products, controller unit, personal computer, workstations or UNISON(R) products for backup purposes or to replace a worn or defective copy. If GSSC is unable to operate the software on the single designated CAS products, controller unit, personal computer, workstation or UNISON(R) products due to an equipment malfunction, the software may be transferred temporarily to another CAS, controller unit, personal computer, workstation or UNISON(R) during the period of equipment malfunction. GSSC shall include any and all copyright and proprietary notices placed on the Software by DAVOX on all copies of the Software. GSSC shall use its best efforts to not disclose, provide or otherwise make available the Software or Source Code or any Part or copy thereof to any third party. The Software and the Source Code shall be deemed Confidential information of DAVOX for purposes of Section 10 of this Agreement. All copies of Software and Source Code, whether provided by DAVOX or made by GSSC in accordance with this Agreement, including without limitation, translations, compilations or partial copies are the property of DAVOX and may not be used or disclosed except as permitted by this Agreement. All right, title and interest to, and all applicable rights in patents, copyrights, and trade secrets in, the Software shall at all times remain vested in DAVOX or in any third party from whom DAVOX has acquired rights to license the Software. DAVOX shall indemnify and hold GSSC and its agents harmless from any claim or liability arising from patent, copyright or trade secret infringement, subject to and in accordance with the terms in Section 16.1 of this Agreement.

     The license granted to GSSC hereunder shall expire upon expiration or termination of this Agreement. GSSC agrees, upon expiration of such license term or upon notice of termination, to immediately return or destroy the Software, the Source Code and all portions and copies thereof as directed by DAVOX, and, if required, to certify in writing as to the destruction or return of the Software, the Source Code and all copies thereof.

     If necessary, DAVOX will take action to enforce compliance with the terms of the license on its behalf and on behalf of any third party for which ft licenses the Software. In the event it becomes necessary to furnish GSSC with Software related to Smart Management Center (SMC) products the parties agree that such Software will be loaned to GSSC in accordance with the terms set forth hereunder, and such other terms as may be required by DAVOX's third-party software vendors and mutually agreed to in writing by the parties.

9.   FORCE MAJEURE

9.1 If the performance of this Agreement, or any obligation hereunder is prevented, restricted, or interfered with by reason of fire, flood, earthquake, explosion, or other casualty or accident, strikes or labor disputes, inability to procure or obtain delivery of parts, supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction, or interference; provided however, that the party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall promptly resume performance hereunder. Notwithstanding anything in this Agreement to the contrary, in the event that GSSC is unable to perform its obligations hereunder, DAVOX shall have the right to establish alternative sources of maintenance service coverage, including providing service itself or contracting with a third party when such restriction or interference is removed or becomes surmountable.

10.  CONFIDENTIALITY

10.1 Confidentiality. The parties hereto acknowledge that the Products incorporate confidential and proprietary information developed or acquired by or licensed to the respective parties (the "Information"). Both parties will take all reasonable precautions necessary to safeguard the confidentiality of the Information, including (i) those taken by the respective parties to protect their own confidential information and (ii) those which may be reasonably requested from time to time. Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the Products or other items of Information. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

10.2 Ownership. All patents, copyrights, circuit layouts, trade secrets and other proprietary rights in or related to the Products are and will remain the exclusive property of disclosing party or its licensors, whether or not specifically recognized or perfected under the laws of the Territory. Neither party, by this Agreement, takes any action that jeopardizes its or its licensors' proprietary rights or acquire any right in the Products or Information, except the limited use rights specified in Section 9(c).

10.3 Use. Both parties will use the Products and other items of Information exclusively to perform its marketing and service activities pursuant to this Agreement. Except as specifically contemplated in Exhibit B, GSSC will not copy, translate, modify or adapt the Products, Promotional Literature or other items of Information without DAVOX's prior written approval. Each party will reproduce the disclosing party's or its licensors' confidentiality and proprietary notices on all such copies. Neither party will decompile, disassemble or reverse engineer the Products or information of the other, except as and to the extent specifically permitted under applicable law. GSSC will promptly notify DAVOX if GSSC intends to create any shell or supplemental software that will be combined with the Products. At DAVOX's request, GSSC will provide DAVOX with the specifications, flow charts, source and object code and other documentation for such programs.

10.4 Disclosure. GSSC will not disclose, in whole or in part, the Information except to those of GSSC's employees who require access to perform its obligations under this Agreement and have executed a confidentiality agreement identical to that attached as Exhibit J (the "Non-Disclosure Agreement"). The parties will execute all Non-Disclosure Agreements as principal on its behalf and, exclusively to accept or otherwise perfect both parties individual rights thereunder, as agent on behalf of said party. At either party's cost and request, both parties will provide the other with copies of all Non-Disclosure Agreements. In no event will either party amend or cancel any Non-Disclosure Agreement without the other's prior approval.

10.5 Unauthorized Use or Disclosure. The parties acknowledge that any unauthorized use or disclosure of the Information may cause irreparable damage to the other party or its licensors. If an unauthorized use or disclosure occurs, the party from which such use of disclosure occurs will promptly notify the other party and take, at its reasonable expense, all steps which are necessary to recover the Information and to prevent its subsequent unauthorized use or dissemination.

10.6 Limitation. Neither party will have any confidentiality obligation with respect to any portion of the Information that (i) it independently knew or developed before receiving the Products or Information from the other, (ii) it lawfully obtained from a third party under no obligation of confidentiality, (iii) became available to the public other than as a result of an act or omission of any of its employees or customers or (iv) is subject to subpoena. Under any of these circumstances, the party seeking to release information will notify the other at least 30 days before disclosing such portion of the Information known to be confidential to any other person.

11.0 INSURANCE AND INDEMNITY

     a. GSSC shall, at all times during the term of this Agreement, at its sole cost and expense, carry the following insurance coverages written by reputable insurance companies admitted to and authorized to do business in the state in which the insurance policy is written and having a financial rating of VIII and a policyholder's rating of A in the most recently published A.M. Best's Rating Guide.

          1. Workers' Compensation Insurance with a broad form all states endorsement covering all employees for statutory limits in accordance with the laws of the states in which GSSC will be providing Services;

          2. Employers' Liability Insurance with a limit of not less than $1,000,000 for bodily injury for each accident; and $1,000,000 for bodily injury by disease for each employee and for the policy limit;

          3. Commercial General Liability Coverage, written on an occurrence basis including completed operations, covering claims for bodily injury including death, personal injury, and property damage regardless of when such claims are filed, with a combined single limit of $10,000,000 per occurrence.

     b. Upon execution of this Agreement and immediately upon renewal of any coverage required hereunder, GSSC shall provide DAVOX with certificates of insurance, issued by or on behalf of the appropriate insurance companies, showing:

          1. that the insurance coverage required under this Section 13 is in force; and

          2. that the insurance company(ies) issuing such policy(ies) have agreed to notify both GSSC and DAVOX of any cancellation at least thirty (30) calendar days prior to the effective date of such change or cancellation.

     c. All insurance required by this Agreement shall be provided on a "primary basis" regardless of any other insurance DAVOX may elect to purchase and maintain. Accordingly, no insurance coverage required of GSSC shall be subject to an "excess" or "pro-rata" type of other insurance clause nor shall any coverage by subject to any clause which would be contrary to the aforesaid intent of the parties.

     d. Except for GSSC's Workers' Compensation Insurance, all of the policies required of GSSC shall include DAVOX, identified as DAVOX Corporation and its divisions or subsidiaries as additional insureds.

     e. In the event that GSSC fails to deliver the certificate of insurance to DAVOX as required hereunder, DAVOX shall notify GSSC in writing and GSSC shall have twenty (20) days (but shall use its best efforts to obtain same within ten (10) days) to furnish a certificate as required by this Section, if GSSC fails to provide said certificate to DAVOX then, DAVOX, at its sole discretion and solely for DAVOX)'s own benefit, shall have the right to obtain the insurance coverage as expressly covered herein, and the premium and other related costs shall be charged to GSSC. GSSC's failure to exercise its discretion in this regard does not relieve GSSC from its obligations or liabilities hereunder, not create any liability on the part of DAVOX.

Nothing in this Section 11.0 shall be deemed to expand or modify the rights, remedies and liabilities of the parties as set forth elsewhere in this Agreement.

12.0 LIMITATION OF LIABILITY

12.1 EXCEPT FOR GSSC'S OBLIGATIONS UNDER SECTION 11 AND CLAIMS ARISING OUT OF BREACH OF SECTION 8 AND 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY ARISING OUT OF THE AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.0 INDEPENDENT CONTRACTOR

13.1 DAVOX and GSSC are independent parties. Nothing in this Agreement shall be construed to make either party an agent, employee, franchisee, joint venturer, partner or legal representative of the other party. Except as other provided in this Agreement, neither parties hold, have nor represent itself to have any authority to act on the others behalf.

14.  HIRING/COMPETITION

14.1 During the term of this Agreement and for six (6) months thereafter, GSSC and DAVOX agree to refrain from soliciting for employment without the prior written consent of the other, their respective employees.

14.2 GSSC agrees not to solicit existing or future DAVOX Customers with any offer to provide direct services for support of DAVOX Products. If during the course of this Agreement, existing or future DAVOX customers request service from GSSC on DAVOX equipment, those requests will be forwarded to DAVOX.

15.0 GENERAL PROVISIONS

15.1 This Agreement is not assignable, in whole or in part, by either party without the prior written consent of the other party, and any attempt to make such assignment shall be void, except for assignments to wholly owned subsidiaries or affiliates.

15.2 This Agreement shall be governed and construed in accordance with the laws of the United States and the State of Massachusetts as applied to agreements to be performed entirely within Massachusetts between Massachusetts residents.

15.3 The following provisions shall survive the expiration or termination of this Agreement; Sections 8, 10, 11, 12, 13, 14, and 15.

15.4 This Agreement, including the Exhibits hereto, is the complete and exclusive statement of the agreement between the parties and supersedes any and all prior agreements and communications with respect to the subject matter. The terms of this Agreement shall apply notwithstanding any proposed variations or additions which may be contained in any purchase order or other communication submitted by GSSC. No DAVOX or GSSC employee other than the authorized person or officer of GSSC or DAVOX shall have any actual or apparent authority to modify the terms of this Agreement in any way. All authorized modifications shall be in writing and signed by such authorized representative of DAVOX and GSSC.

15.5 In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegally or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.6 Any item or service furnished by DAVOX or GSSC in furtherance of this Agreement, although not specifically identified in ft, shall nevertheless be covered by this Agreement unless specifically covered by some other written agreement executed by GSSC and an authorized representative of DAVOX.

15.7 Whenever notice or requests may be or are required to be given by either party to the other, such notices shall be in writing and shall be sent by fax (transmission confirmed) or by registered or certified air mail, return receipt requested, or its equivalent, air postage prepaid. Notice shall be deemed effective one hour after faxing or ten (10) days following the date sent. The addresses of the parties (unless and until written notice of change shall have been given) shall be as follows:



DAVOX:  DAVOX Corporation              Grumman:  Grumman Systems Support
        6 Technology Pk Drive                    10 Orville Drive
        Westford, MA 01886                       Bohemia, N.Y.  11716
        FAX No. (508) 952-0201                   FAX No. (516) 563-6881
        Attn: Contract Administration            Attn:  Doug Hoffman

15.8 It is the intent of the parties to explore expanded service opportunities relative to DAVOX Products in terms of installation, remedial maintenance and extended support and to design and implement such new programs and service levels as the parties may mutually agree.

15.9 All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative, and be exercised singularly or concurrently. Failure by either party to enforce any provision shall not be deemed a waiver of future enforcement of that or any other provision.

16.0 INFRINGEMENT INDEMNIFICATION

16.1 DAVOX will defend GSSC against any claim that DAVOX's proprietary hardware or software supplied hereunder infringes on any valid United States patent or copyright and will pay resulting costs, damages and attorney's fees if
     (i) GSSC promptly notifies DAVOX in writing of such claim, (ii) GSSC gives DAVOX sole control of the defense and all related settlement negotiations and (iii) GSSC, provides DAVOX with reasonable assistance in the defense of such claim. If any claim which DAVOX is obligated to defend has occurred or is likely to occur, GSSC agrees to permit DAVOX, at its option and expense, either to procure the right for GSSC to continue using the hardware or software, or to replace or modify the hardware or software so that ft becomes non-infringing. If neither of the foregoing alternatives is available on terms which are acceptable to DAVOX, GSSC agrees to return the hardware or software upon written request by DAVOX and GSSC shall be released of any obligation for the support of such hardware or software.

     DAVOX shall have no obligations to GSSC under any provisions of this Section with respect to any claim based on the use of hardware or software in combination with equipment, devices, or software not supplied by DAVOX or upon the use of the hardware or software in a manner for which they were not intended or modification of the Hardware or Software by persons other than DAVOX. The foregoing states the sole and exclusive liability of DAVOX for infringement of any kind and is in lieu of all warranties, express or implied, in regard thereto.

     GSSC agrees not to modify or combine with any equipment, device or software not supplied by DAVOX any DAVOX Product provided hereunder unless directed to do so in writing by DAVOX.

17.0 MARKS

a. Ownership. All trademarks, service marks, trade names, logos or other words or symbols identifying the Products or either party's business (the "Marks") are and will remain the exclusive property of such party or its licensors, whether or not specifically recognized or perfected under the laws of the Territory. Neither party will take any action that jeopardizes the owner's or its licensor's proprietary rights or acquire any right in the Marks, except the limited use rights specified in Section 10(b). GSSC will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute translations thereof into the language(s) spoken within the Territory. upon either party's request and expense, such party will execute the instruments that may be appropriate to register, maintain or renew the registration of the Marks in the appropriate party's or its licensor's name within the Territory.

b. Use. The parties will use the Marks exclusively to advertise and promote the Products and services within the Territory. All advertisements and promotional materials will (i) clearly identify the owner or its licensors as the owner of the Marks, (ii) conform to the respecting party's then-current trademark and logo guidelines and (iii) otherwise comply with any local notice or marking requirement contemplated under the laws of the Territory. Before publishing or disseminating any advertisement or promotional materials bearing a Mark, each party will deliver a sample of the advertisement or promotional materials to the owner for prior approval. If the owner notifies the distributing party that the use of the Mark is inappropriate, the distributor will not publish or otherwise disseminate the advertisement or promotional materials until they have been modified to owner's satisfaction.

c.   Infringement.  Each party will immediately notify the other if it learns
(i) of any potential infringement of the Marks by a third party or (ii) that the use of the Marks within the Territory infringe the proprietary rights of a third party. The owner will determine the steps to be taken under these circumstances at its sole expense, if any. The parties will (i) provide each other with the assistance that said party may reasonably request at owner's sole expense, if any and (ii) take no steps on its own without owner's prior approval. By execution hereof, the signer for GSSC and DAVOX hereby certifies that he/she has read, understands and is duly authorized to execute this Agreement on behalf of their company.

GRUMMAN SYSTEMS SUPPORT              DAVOX CORPORATION
- -----------------------              -----------------



BY:                                  BY:
   --------------------                 -------------------
NAME:  Wesley R. Stout               NAME:  Edward D. Kay

TITLE:  Vice President               TITLE:  Vice President, Customer Service

DATE:                                EFFECTIVE DATE:
     -------------------                            ------------------

                                   EXHIBIT A

                        SCHEDULE OF MAINTENANCE SERVICES

1. Upon receipt and acceptance of a Davox Work Authorization Form for any given Customer, GSSC will provide Maintenance Services for the Product situated at such Customer location. Maintenance Services for purposes of this Agreement shall mean the Maintenance obligations set forth under the terms of the Maintenance Agreement between Davox and the Customer. Each Work Authorization Form shall include all those hardware components comprising a Davox call center system as contracted to Davox.

2. Davox will contract directly with each Customer using Maintenance Agreements in essentially the same form as Exhibit H hereto.

3. Customers will contact the Davox National Support Center in Westford, MA with all requests for service.

4. Davox will attempt to fault isolate, with the minimum use of diagnostic programs, the reported problem and, if possible, instruct the Customer on steps to be taken to remedy the problem.

5. In the event Davox determines that hardware on-site service is required, the Davox National Support Center will contact the GSSC dispatch facility and request such on-site service. A valid request by Davox must include a Work Order Number, which must appear on all documents relating to the service call in question. The Davox National Support Center is the only recognized party to GSSC that is authorized to initiate a service call on Davox call center systems.

6. During normal business hours, GSSC will provide a four hour (on-site) response, from receipt of request from Davox, to Customers within 50 miles of such Service City, and will provide best effort not to exceed eight (8) hour response to Customers who are situated from 51 to 100 miles of such Service City, in which case Zone charges shall apply. Service requests beyond 100 miles of a GSSC Service City will be responded to on a best efforts basis. Service requests received by GSSC after normal business hours (as measured in the Service City) will be handled on a best efforts basis unless the customer has contracted for extended hours of coverage.

7. GSSC will prepare and submit to Davox a Field Service Activity Report or a system generated Service Management report for each service call performed by GSSC. Each such service activity will reference the Work order Number as issued by Davox.

8. GSSC and Davox agree, on an ongoing basis, to jointly develop and to formalize control procedures and forms to satisfy the intent stated above. Wherever practicable, Davox agrees to use existing procedures and forms of GSSC.

9. GSSC will always render Maintenance Service in a prompt, courteous, efficient and workmanlike manner so as to restore the Equipment to good working condition.

10. Any request for Maintenance Service started during normal business hours will be worked through to one hour past the PPM and will be treated as having been accomplished during normal business hours and no additional charges will be made. Maintenance Services exceeding one hour past the PPM will be billed at GSSCs then current Time and Materials rate. (See Exhibit D for PPM definition).

11. If engineering changes, feature changes, or safety changes are developed by Davox for installed items of Product, such changes will be installed by Davox or if Davox requests, GSSC will install such changes, within Service Cities, on a Per Call Services basis (per Exhibit D) or a mutually agreed to fixed fee basis. All components, parts and instruction packages necessary for GSSC to install engineering, feature or safety changes will be delivered by Davox to GSSC at no cost to a location determined by GSSC for distribution and installation control. GSSC will incorporate all mandatory FCO's for all Customers and the implementation of suggested FCO's will be at the discretion of GSSC unless otherwise agreed to for a specific customer.

12. GSSC shall have no obligation to perform service on Product if the Customer does not provide GSSC with full and free access to the Product and a safe place in which to perform such service.

13. GSSC will accept Maintenance Service responsibility in accordance with the effective date on the Work Authorization Form, which will be after completion of the required training classes, as outlined in Exhibit B. GSSC will continue such Maintenance for the full term of Davox's Maintenance Agreement with the Customer. Davox may discontinue Maintenance Service as to any Product by sending to GSSC a fully completed and executed Work Authorization Form designating discontinuance. Such discontinuance will become effective with respect to the Product thirty (30) days after receipt of the Work Authorization Form. When the collecting party finds it necessary to terminate or suspend Maintenance Service because of payment delinquency by its Customer, then the requirement for 30 day advance notice will be waived; such termination or suspension will be effective immediately upon notification to GSSC by Davox.

14. In the event that any Product being maintained under the terms and conditions of this Agreement is moved from one GSSC service City to another GSSC Service City, GSSC will continue to maintain the Product at the new location if:

     a.   Such Product is installed by GSSC, or
     b. GSSC has conducted an inspection after installation at the new location and accepts such Product for Maintenance Service under this Agreement; and,
     c. Davox has delivered to GSSC a fully completed and executed Work Authorization Form.

     d. Zone charges will be applied as defined in Exhibit D. lf, in the opinion of GSSC, the Product does not qualify for Maintenance Service because of transit damage, warehouse deterioration, excessive wear, or poor or improper service by other than GSSC, damage from any other cause and/or improper installation by other than GSSC, GSSC shall prepare a formal written report to Davox detailing its findings. If GSSC is requested to perform such repairs as it deems necessary to qualify the Product for Maintenance Service, then GSSC will invoice Davox for such repairs in accordance with the terms and condition of the Per Call Services Schedule.

15. From time to time, Davox may require service on Products not covered by this Agreement. To the extent that Davox provides a Work Authorization Form and a Work Order Number; GSSC agrees to provide service on a best effort basis. Such service will be billed to Davox at the Per Call Rates in Exhibit D.

16. From time to time, Davox may require service of new Product (e.g., Product which Davox secures from another supplier, and provides to a Customer as part of a package tailored to such Customers requirements or a newly developed Davox proprietary product). GSSC agrees to cooperate with Davox with a view toward developing an appropriate service program for such Product.

17. Davox will provide GSSC with hardware and software technical telephone support at no additional cost to GSSC. Davox will also provide on-site technical assistance, when required, at no additional cost to GSSC.

18. Davox and GSSC intend to evaluate the support requirements for new Davox hardware products, and to pursue extensions or addendum to this Agreement, if mutually determined by the parties to be appropriate, on a product by product basis.

                                   EXHIBIT B


                TRAINING, DOCUMENTATION, AND ESCALATION SCHEDULE


TRAINING

Call center system maintenance training Will be held at either Davox or GSSC regional facilities, as mutually agreed to by both parties. Training classes, as taught by Davox, will be provided at no cost, excluding travel and expenses, to GSSC. Call center system maintenance training will consist of:

     Hardware Maintenance
     This course is designed to teach system maintenance professionals the skills and concepts necessary to perform the first level of diagnostic testing and maintenance of the different configurations of Davox Systems. The course is built around activities that teach the proper use of diagnostic tools to troubleshoot and maintain the systems to the field replaceable units.

System Administration

This class provides a hands-on approach in setting up, maintaining, and troubleshooting several types of typical work environments with the emphasis being placed on non hardware issues.

GSSC will implement a train the trainer program to insure proper training of GSSC personnel. Davox vall provide and/or make available the required hardware, documentation and diagnostics, including freight, at no cost to GSSC. Davox will also provide initial training on new products for GSSC designated training personnel at no charge. Sufficient hardware will be made available by Davox in order to conduct the required training classes necessary to meet any proposed new product rollout schedule.

From time to time Davox may make available training in the field by way of documentation, video tape, local seminars etc. to update GSSC's personnel on new Products or enhancements, at no cost to GSSC.

GSSC grants Davox the right to use and right to reproduce improved training methods and materials that GSSC may develop on Davox proprietary systems. GSSC will provide accessibility to GSSCs current training programs that might be applicable to Davox.

TECHNICAL INFORMATION DISTRIBUTION

Certified field engineers will be added to Davox technical mailing list where technical information is communicated on a regular basis. GSSC will be responsible for distributing Technical Information to the appropriate personnel.

Call problem resolution information will be maintained by the Davox National Support Center. All work orders, RNs, call logs, etc. are logged and reports generated through Davox's database.

DOCUMENTATION

Installation Guides, Service Manuals, Diagnostic Manuals, Media and Illustrated Parts Catalogs for Products maintained by GSSC will be provided at no cost to each person attending the Hardware Maintenance class conducted by either a Davox or GSSC trainer.

Davox grants GSSC the right to reproduce all Davox supplied documentation for the sole use of supporting the services provided on Davox proprietary systems.

GSSC grants Davox the right to use and right to reproduce improved documentation that may be developed by GSSC on Davox proprietary products.

ESCALATION

GSSC understands the need to establish the lines of communication and identify the responsible personnel and/or departments to resolve customer problems. GSSC will adhere to the Davox published service call escalation schedule in resolution of a remedial service activity.

                                   EXHIBIT C
                 SCHEDULE OF INSTALLATION AND REMOVAL SERVICES

     GSSC will, upon request from DAVOX, provide installation, removal and relocation services as directed. Installation pricing is offered as revenue share of Davox list installation pricing and, as an option, fixed price for the equipment as specifically listed in Exhibit D, item 4B. However, site requirements, preinstall preparation and configuration conditions contributing to successful installations must be met exclusively to avoid out-of-scope charges.

     Where GSSC has to return to a site due to problems beyond our control (eg. defective or missing hardware, telco circuit failure, etc.) a billable condition may exist at the prevailing Time and Material rate.

     GSSC will not be responsible for local utility or in-house communication wiring. Sites must be properly prepared to receive equipment including, but not limited to, proper furniture, A/C utility electric, communication/LAN cabling and be in accordance with local safety and building codes. GSSC reserves the right to invoice over and above the firm fixed price for return trips to a site not properly prepared and that prevent and/or impact the successful installation of equipment. GSSC also reserves the right to invoice over and above the firm fixed installation price if DAVOX requests GSSC to correct deficiencies related to site preparedness.

Installation Service consists of:
a.   Unboxing and validation of all Davox hardware;
b. Installation of base system hardware and hardware options shipped with the system;
c.   Verification of hardware functionality through system diagnostics; and
d. Notification to Davox of unusual installation problems (e.g., missing parts, transit damage, etc.) which Davox will have the burden of correcting prior to GSSC's assumption of Maintenance Service responsibility. Return trips to a site due to defective or missing hardware and or site unpreparedness will be billable at GSSC's time and material rates.

     Removal Service consists of:

a.   Disconnecting the Product; and

b. Making the Product ready for shipment, including securing cables and movable or removable panels and subassemblies in accordance with Davox's instructions.

                                   EXHIBIT D


                     SCHEDULE OF MAINTENANCE SERVICE RATES

A.   PERIODS OF MAINTENANCE

     Period of Principal Maintenance (PPM) - is defined as eight (8) consecutive
     -------------------------------------
     hours per day of maintenance support, Monday Friday, excluding GSSC Holidays. The PPM will be contained within the time period from 8:30 AM to 5:30 PM.

     Periods of Extended Maintenance (PEM)  is defined as consecutive hours per
     -------------------------------------
     day, excluding Davox Holidays, that are added to the initial eight (8) hours PPM period to provide the Customer with more than eight (8) hours per day of remedial maintenance coverage. The PEM period must immediately follow the PPM period so as to result in continuous hours of coverage. Contracted maintenance support that includes weekend coverage is also considered a Period of Extended Maintenance.

B.   GSSC'S SERVICE RATES

1.   TIME AND MATERIALS FEES
     -----------------------

     $[CONFIDENTIAL TREATMENT REQUESTED]/hour
     Mon Sun 8 a.m. - 8:00 a.m. (2 hr. min) (includes Sat, Sun & Holidays)

2.   EXTENDED COVERAGE
     -----------------

     Uplifts for extended hours of coverage are a surcharge to the basic monthly service charge (BMMC) of the Call Center products and their respective firm fixed pricing. However, availability must be determined upon specific request.

Extended Coverage Schedule:


____________________

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

- -----------------------------------------------------------------------------------------------------------
                                     8 Hours             12 Hours           16 Hours           24 Hours
- -----------------------------------------------------------------------------------------------------------
Monday - Friday                        N/A
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------
Monday - Saturday or Sunday        [CONFIDENTIAL       [CONFIDENTIAL      [CONFIDENTIAL      [CONFIDENTIAL
                                   TREATMENT           TREATMENT          TREATMENT          TREATMENT
                                   REQUESTED]%         REQUESTED]%        REQUESTED]%        REQUESTED]%
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------
Monday - Sunday                    [CONFIDENTIAL       [CONFIDENTIAL      [CONFIDENTIAL      [CONFIDENTIAL
                                   TREATMENT           TREATMENT          TREATMENT          TREATMENT
                                   REQUESTED]%         REQUESTED]%        REQUESTED]%        REQUESTED]%
- -----------------------------------------------------------------------------------------------------------

     2 hour response time: uplifted [CONFIDENTIAL TREATMENT REQUESTED]% of PEM charges. ($[CONFIDENTIAL TREATMENT REQUESTED] minimum) availability determined upon request.

3. UPLIFTS FOR EXPANDED ZONE COVERAGE are a surcharge to the applicable Fixed Price

                 UPLIFT                                MILES COVERED
                 ------                                -------------
          No additional charge                            0 - 50

          [CONFIDENTIAL TREATMENT                         51-100
          REQUESTED]%

          Reimbursement of incurred expenses              Over 100

          Response on best effort basis

4.   MAINTENANCE AND INSTALLATION/REMOVAL SERVICE PRICING

4A.  OPTION 1, REVENUE SHARE

     1. Remedial Maintenance: [CONFIDENTIAL TREATMENT REQUESTED]% of Monthly Applicable, Davox Maintenance Fee

     2. Installation/Removal Services: [CONFIDENTIAL TREATMENT REQUESTED]% of Davox list with a minimum of $[CONFIDENTIAL TREATMENT REQUESTED] and a maximum charge of $[CONFIDENTIAL TREATMENT REQUESTED] for sites within 50 miles from a GSSC service city. Zone uplifts apply for installations performed beyond the 50 mile range.

____________________

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

4B.  OPTION 2, FIXED PRICING SCHEDULE

     1. CAS installation/removal services will be performed on a Time and Material basis and in accordance with the Schedule of Installation and Removal Services found in Exhibit C. Where fixed installation pricing for products comprising UNISON call center equipment is similar or identical to those products comprising a CAS call center, the Davox preferred time and material rate will apply for the installation or removal service of CAS call center products.

     2. Firm Fixed installation pricing for Unison Call Center Systems are designated per line item. As products are introduced, modified, upgraded or revised, GSSC will provide product/component pricing via amendment to the Third Party Service Provider Agreement.

     3. Firm Fixed Remedial Maintenance pricing is designated per line item. As products are introduced, modified, upgraded or revised, GSSC will provide product/component pricing via amendment to the Third Party Service Provider Agreement.

UNISON (Call
Center Systems         MODEL          DESCRIPTION                   BMMC                             INSTLL/REMVL
                 -----------------  ---------------  -----------------------------------  -----------------------------------
SUN              S2OT1N-514-64-P4L  SPARCstation 20  $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              S5T1N-70-32-P44    SPARCstation 5   $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              S10S-40-32-P46     SPARCstation 10  $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              S10S-43-32-P46     SPARCstation 10  $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              4/15C-16-P43       SPARCclassic     $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              4/15FC-16-P43      SPARCclassi      $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              1.05 GB/ X545A-ST  Ext Hard Drive   $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              2.1 GB/X567A-ST    Ext Hard Drive   $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

UNISON (Call
Center Systems         MODEL          DESCRIPTION                   BMMC                                INSTLL/REMVL
                 -----------------  ---------------  -----------------------------------     -----------------------------------
DVX              DSP SHELF          DIALER           $[CONFIDENTIAL TREATMENT REQUESTED](1)  $[CONFIDENTIAL TREATMENT REQUESTED]

DVX              DSP Processor      Expansion PCB    INCLUDED(1)                             $[CONFIDENTIAL TREATMENT REQUESTED]

INTEL            PCEM72144F         Modem            $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

GENICOM          3410               Printer          $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

DEC              LA-424             Printer          $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

HP               550                Printer          $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

HP               560                Printer          $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

SUN              CPRN-360           NEWSprinter CL + $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

UNISON (Call
Center Systems         MODEL          DESCRIPTION                    BMMC                                INSTLL/REMVL
                 -----------------  ---------------   -----------------------------------     -----------------------------------
MILAN            MIL4000H           10 base T Hub     $[CONFIDENTIAL TREATMENT REQUESTED]     QUOTE ONLY

SONY             RM-S350            Optical Drive     $[CONFIDENTIAL TREATMENT REQUESTED]

Pinnacle Micro                      Optical Drive     $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

AST              386                Personal Computer $[CONFIDENTIAL TREATMENT REQUESTED](2)  $[CONFIDENTIAL TREATMENT REQUESTED]

AST              486                Personal Computer $[CONFIDENTIAL TREATMENT REQUESTED](2)  $[CONFIDENTIAL TREATMENT REQUESTED]

Logicraft        RCS                Personal Computer $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

GNP              Comm Intrfce                         $[CONFIDENTIAL TREATMENT REQUESTED]     $[CONFIDENTIAL TREATMENT REQUESTED]

____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

UNISON (Call
Center Systems        MODEL             DESCRIPTION                       BMMC                             INSTLL/REMVL
                -----------------  --------------------   -----------------------------------  -----------------------------------
Chase           IOLAN              Terminal Server        $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]

Exabyte         8MM                Ext. Tape Sub-System   $[CONFIDENTIAL TREATMENT REQUESTED]  $[CONFIDENTIAL TREATMENT REQUESTED]


____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

CAS (Collection Agency Systems)

DVX                          CAS 50    Auto Dialer    $[CONFIDENTIAL   (1) T&M
                                                      TREATMENT
                                                      REQUESTED]

DVX                          CAS 500   Auto Dialer    $[CONFIDENTIAL   (1) T&M
                                                      TREATMENT
                                                      REQUESTED]

DVX                          CAS 1000  Auto Dialer    $[CONFIDENTIAL   (1) T&M
                                                      TREATMENT
                                                      REQUESTED]

DVX                          CAS2000   Auto Dialer    $[CONFIDENTIAL   (1) T&M
                                                      TREATMENT
                                                      REQUESTED]

DVX                          DN04-01   Net CRS        $[CONFIDENTIAL   (1) T&M
                                       Intrfce        TREATMENT
                                       Adaptr         REQUESTED]

DVX                          CL04-01   Expansion      $[CONFIDENTIAL   (1) T&M
                                       Controller     TREATMENT
                                                      REQUESTED]

DVX                          CL06-XX   Master         $[CONFIDENTIAL   (1) TM
                                       Controller     TREATMENT
                                                      REQUESTED]

DVX                          CL09-01   Asynchronous   $[CONFIDENTIAL   (1) T&M
                                       Controller     TREATMENT
                                                      REQUESTED]

DVX                          DN01-01   Net Cntrlr     $[CONFIDENTIAL   (1) T&M
                                       Intrfce        TREATMENT
                                       Adpter         REQUESTED]

DVX                          CRS       Comm Resrce    $[CONFIDENTIAL   (1) T&M
                                       Srvr  8 Port)  TREATMENT
                                                      REQUESTED]

DVX                          CRS       Comm Resrce    $[CONFIDENTIAL   (1) T&M
                                       Srvr (16 port  TREATMENT
                                                      REQUESTED]

____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

SUN         4/75-32-P43   SPARCstation   $[CONFIDENTIAL   Table
                          II             TREATMENT
                                         REQUESTED]

SUN         4/40FC-8-P40  SPARCstation   $[CONFIDENTIAL   Table
                          IPC            TREATMENT
                                         REQUESTED]

Wyse        Datamanger    Personal       $[CONFIDENTIAL   (2) T&M
                          Computer 20MB  TREATMENT
                                         REQUESTED]

Wyse        Datamanager   Personal       $[CONFIDENTIAL   (2) T&M
                          Computer 80    TREATMENT
                          MB             REQUESTED]

AST         Datamanger    Personal       $[CONFIDENTIAL   (2) T&M
                          Computer  80   TREATMENT
                          MB             REQUESTED]

AST         Datamanager   Personal       $[CONFIDENTIAL   (2) T&M
                          Computer       TREATMENT
                          150MB          REQUESTED]

Genicom     3210          printer        $[CONFIDENTIAL   T&M
                                         TREATMENT
                                         REQUESTED]

Genicom     3410          Printer        $[CONFIDENTIAL   T&M
                                         TREATMENT
                                         REQUESTED]

Okidata                   Printer        $[CONFIDENTIAL   T&M
                                         TREATMENT
                                         REQUESTED]

HP          Paintjet      Printer        $[CONFIDENTIAL   T&M
                                         TREATMENT
                                         REQUESTED]

GNP         Comm Intrfce                 $[CONFIDENTIAL   T&M
                                         TREATMENT
                                         REQUESTED]

Logicraft   Rmt Com Srvr  Personal       $[CONFIDENTIAL   T&M
                          Computer       TREATMENT
                                         REQUESTED]

____________________
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

Sony                                       Optical Drive  $[CONFIDENTIAL   T&M
                                                          TREATMENT
                                                          REQUESTED]

Pinnacle Micro                             Optical Drive  $[CONFIDENTIAL   T&M
                                                          TREATMENT
                                                          REQUESTED]

Chase                        IOLAN         Terminal       $[CONFIDENTIAL   T&M
                                           Server         TREATMENT
                                                          REQUESTED]

Exabyte                      8MM           Ext. Tape      $[CONFIDENTIAL   T&M
                                           Sub-System     TREATMENT
                                                          REQUESTED]

(1)  Spares provided by DAVOX
(2) Assumes standard configuration consisting of internal hard drive, floppy, external color monitor

____________________

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.

                                   EXHIBIT E

                           SCHEDULE OF PARTS SERVICES

1. Davox shall furnish, on a consigned basis and in the quantities mutually agreed upon by GSSC and Davox, all parts necessary for the maintenance of Davox proprietary equipment in consideration of customer location, quantities of Customers within any given service city area of GSSC, quantity and mix of Davox product and actual usage experienced. The parts shall at all times be subject to Davox's direction and control. Upon termination of this Agreement, GSSC has the option to purchase the parts at preferred prices to be mutually agreed upon at that time or return them to Davox. Any such part or equipment which has been damaged as a result of GSSC's neglect shall be purchased by GSSC Davox reserves the right to verify the condition of any returned parts and equipment through normal testing and inspection procedures, within five (5) business days or receipt.

2. During the term of this agreement GSSC will provide the following Parts Services to Davox:

    a. Maintain depots for stocking of Parts in each open Service City and keep records of the receipt, disbursement and use of such Parts;
    b. Utilize the same procedures in the safekeeping and record keeping of Davox's Parts as it uses in maintaining its own Parts and records;
    c. Conduct periodic inventories of Davox's Parts and provide Davox with a inventory report immediately after its completion. GSSC will have ninety
        (90) days to reconcile any inventory discrepancies prior to reimbursement. GSSC agrees to permit, during regular business hours, an onsite audit of any of GSSC's Parts stocking location upon request of Davox. Davox may request additional inventories to be taken and GSSC will comply at a mutually agreeable fee.
    e.  Procure sufficient inventory to support OEM equipment.
    d. Replenish and/or expand the inventory of Parts as mutually agreed to by Davox and GSSC.

3. If Davox does not notify GSSC of any discrepancies within sixty (60) days of receipt of a reconciliation inventory report, specifically identifying any discrepancies, such inventories will be deemed to be conclusive and agreed to by Davox; and Davox will thereupon release and discharge GSSC from any liability for discrepancies in the inventory levels discovered thereafter. GSSCs responsibility for unreconciled inventory discrepancies will be subject to a 2% annual industry standard shrinkage factor.

4. During the term of this agreement and any extensions thereof, Davox shall make available, at no charge, to GSSC, a module repair program which GSSC will utilize to repair failed Davox proprietary modules. When Davox is informed that spares have been used to replace a faulty Davox component, board, subassembly, or assembly at a Davox Customer site, Davox will express ship a replacement at no cost to GSSC. The faulty part shall be shipped to Davox or a Davox designated repair vendor within 10
    (ten) days of receipt of the replacement at Davox's expense. GSSC will utilize this program to repair and/or replace failed Davox proprietary modules at no cost to GSSC, inclusive of shipping, handling, taxes, and insurance. Title to the replacements shall vest in the customer, and title to the replaced modules shall vest in Davox.

5. In the event that Parts Support commitments described in this Agreement are not maintained by Davox and ft becomes necessary for GSSC to notify Davox that one or more parts are required for an emergency, then Davox will take immediate action to ship the parts required by GSSC, at Davox's expense and by the method mutually agreed upon by Davox and GSSC, within 24 hours of receipt of such notice from GSSC. However, GSSUS response time shall commence upon receipt of Davox provide parts, at the GSSC branch office or customer site from which the Field Engineer is to be dispatched.

6. GSSC will not have title to any equipment or to any spare parts which Davox may supply unless GSSC specifically purchases them. GSSC will bear the risk of all loss or damage with respect to equipment and parts in GSSC's possession with the terms set forth in this section.

7. GSSC will not be obligated to respond to any service requests unless sufficient spare Davox provided parts are available to the responding GSSC engineer either at the GSSC branch office or at the customer site, provided, however that GSSC has notified Davox of its requirements pursuant to paragraphs 1 and 5. In the event that Davox parts are not available at a particular GSSC branch office, but located at another GSSC facility, Davox may at its own cost, inclusive of freight and insurance, and at Davox's sole risk, direct GSSC to ship the required part. GSSC will use its best effort to expeditiously ship, but GSSC shall not be liable for timely shipment nor required to dispatch its Field Engineer until the required Davox provided parts arrive.

8. The cost of repair, transportation and handling of Parts to and from Davox for Davox proprietary Parts shall be paid by Davox. For nonproprietary OEM parts, the cost of repair, transportation and handling will be at no cost to Davox and will be the responsibility of GSSC.

9. Upon termination of this Agreement, Representative will provide Davox with a final reconciliation inventory together with the shipment of remaining Parts to Davox at Davox's expense.

                                   EXHIBIT F

                       SCHEDULE OF GSSC'S SERVICE CITIES

Northeast                             Midwest
- ---------                             -------
Boston                                Pittsburgh
Meriden                               Cincinnati
NYC                                   Detroit
LI                                    Louisville
Fairfield                             Cleveland
Buffalo/Rochester                     Chicago
                                      Omaha
                                      St. Louis
                                      Indianapolis
                                      Kansas City

Eastern                               South Central
- -------                               -------------

Rockville                             Austin
Baltimore                             Houston
Richmond                              Dallas
Philadelphia
Charlotte

Southeast                             West
- ---------                             ----

Atlanta                               Denver
Orlando                               Seattle
Tampa                                 San Francisco
Huntsville                            Los Angeles
Miami                                 San Diego
                                      Phoenix
Canada
- ------

Toronto

                                   EXHIBIT G
                                   ---------

                            WORK AUTHORIZATION FORM
                            -----------------------

                                   EXHIBIT H


                          DAVOX MAINTENANCE AGREEMENT

                               DAVOX CORPORATION
                                 CONTINUUM/TM/
                           SUPPORT SERVICES AGREEMENT

This Support Services Agreement dated as of this ______ day of _______________, 199_ entered into between Davox Corporation, a Delaware corporation with its principal place of business at 6 Technology Park Drive, Westward, Massachusetts 01886 and _________________ with its principal place of business at __________________________________ ("Customer").

1.  CONTRACT COVERAGE

Davox agrees to provide Customer and Customer agrees to accept from Davox support services under the terms and conditions set forth in this Agreement and in accordance with the support services option selected by Customer (the "Support Option") for the Davox computer hardware and peripheral equipment (the "Equipment") and Davox computer software (the "Software") and workstations (the "Workstation(s)") which collectively comprise a UNISON brand call management system (a "UNISON System") as specified on the Support Services quotation(s) (each a "Quotation") as may from time to time amend and be incorporated herein by reference.

2.  BASIC SERVICE HOURS

    A. Customer Support Programs are managed from the Davox National Support Center (the "N.S.C.").

    N.S.C. hours for telephone assistance (the N.S.C. "800 Help Line") are
    7:30 a.m. to midnight, Eastern time, Monday through Friday and 8:00 a.m. to 5:00 p.m. Eastern time on Saturday, excluding Davox holidays ("N.S.C. Standard Hours"). Customer is required to route all problems, questions and requests for service on any UNISON System through the N.S.C. Help Line. Normal service hours for on-site support are 8:30 a.m. to 5:50 p.m., local time, Monday through Friday, excluding Davox holidays ("Normal Service Hours"). Davox holidays vary annually. A Copy of the Davox holidays in effect for the then current year will be furnished upon request.

3.  EXTENDED SERVICE HOUR CONTRACT

    Several extended service hour options are available to Customer ("Extended Service Hour Options"). Customer shall specify on the Quotation the Extended Service Hour Option(s), if any, elected. IN THE EVENT NO EXTENDED SERVICE HOUR OPTION IS DESIGNATED ON THE QUOTATION, NORMAL SERVICE HOURS AND N.S.C. STANDARD HOURS SHALL APPLY. The days and hours of extended service hour coverage shall be specified on the Quotation. Notwithstanding anything herein to the contrary, Davox shall have no requirement to furnish support
                                  -----
    services either
    remotely through the N.S.C. or on-site outside the service coverage hours expressly contracted for.

4.  SUPPORT OPTIONS

    Customer shall specify on the Quotation the Support Option(s) covering the applicable UNISON System for which support services are to be provided. Support Options covering Equipment and Software are set forth in category I below (each a "System Support Option"). Support Options covering Workstations are as set forth in category II below (each a "Workstation Support Option"). Only one (1) System Support option may be selected to be in effect at any one (1) Customer location. Customer agrees that where Customer has multiple UNISON Systems at any one (1) location Customer shall contract and. purchase the same System Support Option for all UNISON Systems at said location.

I.  System Support Service Options

Customer shall specify on the Quotation one (1) of the following System Support
Options:

  . Comprehensive Support Services Coverage    COMP
  . Shared Support Services Coverage           SHAR

              A.  Comprehensive Support Services Coverage (COMP)
                  ----------------------------------------------

     Comprehensive Support Services Coverage ("COMP") consists of on-site Equipment support remote and on-site Software support and to remote technical assistance, all as set forth in this Section.

Support

Customer is responsible for contacting the N.S.C. in the event of problems with the UNISON System. Telephone support and remote diagnosis of problems is available to Customer during N.S.C. Standard Hours, unless Extended Service Hours have been agreed to pursuant to Section 3. Upon notification to the N.S.C. that the UNISON System has malfunctioned or is inoperative, Davox shall take such steps as are necessary, in Davox opinion, to correct the malfunction or inoperation. These steps may consist, as Davox deems appropriate, of the following: remote diagnosis of Equipment and Software malfunctions; on-site diagnosis of Equipment malfunctions and repair or replacement or Equipment components; on-site diagnosis or Software malfunctions and correction of defects; or remote correction of Software defects and downloading of corrected Software.

On-site support, when necessary, will be performed during Normal Service Hours. Work performed outside Normal Service Hours shall be performed at Davox then prevailing rates with a minimum of two (2) hours invoiced.

Davox will install updates and engineering changes to the Software as may from time to time be released pursuant to Section 8 of this Agreement.

Technical Assistance

The N.S.C. shall be available to Customer during N.S.C. Standard Hours. Customer shall use the N.S.C. to report malfunctions with the Equipment or Software and shall also be permitted to use the N.S.C. as a technical resource relating to questions pertaining to the use, operation or performance of the Equipment and Software. In the event Customer requests remove support from the N.S.C. after N.S.C. Standard Hours, and support is made available, such support shall be billable at Davox's then prevailing rates.

Limitations on Equipment and Software Covered

Only Davox manufactured and supplied Equipment and Software and any Davox authorized third party equipment set forth on the Quotation accepted by Davox will be serviced under Comprehensive Support Service Coverage. A list of Davox then current authorized third party equipment will be furnished upon request.

                 B.  Shared Support Services Coverage (SHAR)
                     ---------------------------------------

The Shares Support Services Coverage ("SHAR") consists of remote and on-site Software Support; replacement of malfunctioning Davox manufactured Equipment components on an exchange basis; and access to remote technical assistance, all as set forth in this Section.

Support

Customer is responsible for contacting the N.S.C. in the event of problems with the UNISON System. Telephone support and remote diagnosis of problems is available to Customer during N.S.C. Standard Hours, unless Extended Service Hours have been agreed to pursuant to Section 3. Upon notification to the N.S.C. that the UNISON System has malfunctioned or is inoperative, Davox shall take steps to diagnosis the cause of such malfunction or inoperation. Customer, shall assist Davox in diagnosing problems with the UNISON System. When in Davox opinion a failure has occurred with the Davox manufactured Equipment, Davox will ship replacement Equipment components to Customer, at Davox expense, for arrival the next business day. Customer shall be responsible for removing the failed component and installing the replacement component. Customer shall return the failed Equipment component to Davox via surface carrier, at Customer's expense, using the packaging and return label provided with the replacement component. Failed components must be returned to Davox within fourteen (14) days of receipt of the replacement component(s), or Customer will be deemed to have purchased the replacement component at Davox then prevailing list price for such component and Davox shall issue an invoice which shall be due thirty (30) days from the date thereof. When in Davox opinion there is a malfunction or inoperation of the Software, Davox shall correct the failure and install a corrected version of the Software on the UNISON System. Corrected versions of Software may be installed, at Davox option, either via remote download or by means of on-site installation. On-site installation and support of Software, when in Davox opinion on-site presence is necessary, is included in SHAR. On-site installation and support of Software, when in Davox opinion on-site presence is necessary, is included in SHAR. On-site servicing of Davox manufactured and supplied Equipment is available upon request on a time and materials basis.

Davox will install updates and engineering changes to the Software as may from time to time be released pursuant to Section 8 of this Agreement.

On-site support, when necessary, will be performed during Normal Service Hours. Work performed outside Normal Service Hours shall be performed at Davox then prevailing rates with a minimum of two (2) hours invoiced.

Technical Assistance

The N.S.C. shall be available to Customer during N.S.C. Standard Hours. Customer shall use the N.S.C. to report malfunctions with the Equipment or Software and shall also be permitted to use the N.S.C. as a technical resource relating to questions pertaining to the use, operation or performance of the Equipment and Software. In the event Customer requests remote support from the N.S.C. after N.S.C. Standard Hours, and support is made available, such support shall be billable at Davox then prevailing rates.

Limitations on Equipment and Software Covered

Only Davox manufactured and supplied Equipment and Software will be serviced under Shared Support Services Coverage. Third party equipment and software, including but not limited to, workstations, personal computers, and terminals are not covered.

II.  Workstation Support Services
     ----------------------------

Customer shall specify on the Quotation one (1) of the following Workstation Support Options covering workstations:

Replacement Support Coverage                            WSP1
Repair Support Coverage                                 WSP2


                    A.  Replacement Support Coverage (WSP1)
                        -----------------------------------

Davox will provide the telephone assistance via the N.S.C. "800 Help Line" to aid Customer in diagnosing workstation system failures to the module level and, when in Davox's opinion a failure has occurred, will ship replacement components to Customer for arrival the next business day. Customer shall return the failed component(s) to Davox via surface carrier at Customer's expense using the packaging and return label provided with the replacement component(s). All defective component(s) must be returned to Davox within fourteen (14) days after Customer's receipt of the replacement component(s) or Customer will be deemed to have purchased the replacement component at Davox then prevailing list price for such component and Davox shall issue an invoice which shall be due thirty (30) days from the date thereof. On-site visits by Davox service personnel are not included under this Replacement Support Coverage.

                       B.  Repair Support Coverage (WSP2)
                           ------------------------------

Davox will provide telephone assistance via the N.S.C. "Help Line" to aid Customer in diagnosing workstation system failures to the module level. Upon determination by Davox that a component has failed, Customer will be given a return authorization number by the N.S.C. and instructed to return the component(s), at Customer's expense, to a designated Repair Depot Center. As soon as practical after receipt, Davox will repair or replace the component and return it to Customer via surface carrier, at Davox's expense. Davox shall make available to Customer, at Customer's expense at Davox's then current pricing, a complement of spare devices to be used in the interim while component(s) are in the repair cycle. Davox will recommend the type and quantity of spares which the Customer should have on hand upon request by the Customer. On-site visits by Davox service personnel are not included under this Repair Support Coverage.

5.  ELIGIBILITY

Davox reserves the right, at Customer's expense, to inspect and qualify for support services Equipment or Software or Workstation which was not subject to Davox warranty coverage or a Davox Support Option immediately prior to the date of the Quotation.

6.  TERM

The initial period of coverage shall commence on the date specified on the Quotation or if no date is specified the date the Equipment and/or Software and/or Workstation is installed and ready for live dialing (the "Go Live Date") and shall continue for a period of one (1) year (the "Initial Term"). Coverage under additional Quotations incorporated hereunder shall commence on the date specified on the Quotation or if no date is specified, the Go Live Date of the Equipment and/or Software and/or Workstation and shall expire on a co-terminus basis with the term then in effect. Thereafter, the Agreement shall automatically renew for subsequent additional one (1) year terms, unless either party shall have given the other written notification of its intention not to renew coverage at least sixty (60) days prior to the anniversary date of the Agreement.

Davox reserves the right, at any time, to evaluate any Equipment or Software or Workstation, including its use and environment, and qualify continuance of support services based upon changes, which, in Davox's sole opinion, are reasonably required for the proper operation of any Equipment, Software or Workstation and the continuance of the Support Option in effect hereunder.

7.  PAYMENT

In return for the Services under the Support Option(s) or other coverage to be provided, Customer agrees to pay to Davox the fees stated on the Quotation or such fees as Davox may, from time to time, establish in accordance with this Section prior to the commencement date of each term or as otherwise provided in this Agreement. Davox may change the prices for Support Options by providing Customer written notification of such changes ninety (90) days prior to the end of a current term. The fees stated are annual charges, quoted and to be paid in United States dollars, and shall be paid one (1) year in advance. Davox shall invoice Customer annually, not more than sixty (60) days prior to the commencement of the Initial Term or the expiration of the then current Term and such invoice will be due upon receipt. Support services furnished on a "time and material" basis will be invoiced as rendered and shall be due thirty (30) days from the date of invoice.

Davox may suspend or terminate, at its sole option, this Agreement in the event Customer fails to make prompt payment on or before the invoice due date or if Customer otherwise breaches this Agreement.

With the exception of United States income taxes which Davox may be obligated to pay as the result of payment made by Customer, Customer agrees to pay or reimburse Davox for all other taxes, duties, fees, and all other charges which may be levied by any governmental body as a result of this Agreement. All amounts payable by Customer to Davox under this Agreement are exclusive of any tax, levy, or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue, the delivery, use or possession of the Products, the execution or performance of this Agreement or otherwise, except for net income taxes assessed on Davox in the United States, by taxing authorities within the United states. Subject to this exception, Customer shall pay all taxes, levies or similar governmental charges or provide Davox with a certificate of exemption acceptable to the taxing authority. If Customer is required under the law of any applicable jurisdiction to deduct any withholding taxes from payments to Davox, then (i) Customer shall notify Davox prior to withholding any such taxes, (ii) the price payable by Customer for the products shall be increased so that the actual amount received by Davox, net of all taxes, will be equal to the prices set forth in the Agreement and invoiced Customer and (iii) Customer will promptly furnish Davox with the official receipt of payment of these taxes to the appropriate taxing authority.

In the event Customer requests support services under a Support Option and the UNISON System is located at a site other than that shown as the Install Location in the Quotation, Davox shall have the right to charge Customer for travel time and travel expenses incurred as the result of such request to perform support hereunder at another site.

8.  UPDATES AND ENGINEERING CHANGES

Updates and engineering changes will be made to the Equipment or Software when in Davox opinion such updates and changes are necessary to correct mechanical or operational errors or deficiencies in order to conform the Equipment or Software to Davox published specifications at the time of shipment.

Davox may from time to time elect to make changes to the Equipment or Software to enhance performance, reliability, or serviceability and make such changes available to Customer.

All updates and changes released by Davox under this subsection shall be deemed "Revisions". Davox shall provide Customer with general Revisions of the Software upon release by Davox. Davox will be relieved of any liability arising out of any errors or defects in any prior version or Revision of the Software ten (10) days following delivery of the latest Revision. Customer may elect to install or not install a Revision. In the event Customer elects not to install the latest Revision, Davox will continue to support the immediate prior Revision until the next new Revision is released. In no event shall Davox be obligated to support a Revision other than the then latest Revision or, the immediate prior Revision.

9.  CUSTOMER RESPONSIBILITIES

    To the extent applicable under the Support Option(s) selected, Customer is obligated under this Agreement and agrees to:

A. Provide Davox free and full access to the Equipment, Software or Workstations for the purpose of performing support.

B. Provide a safe working environment for Davox personnel and provide, at no charge to Davox, adequate and safe storage space for spare equipment as may be necessary.

C. At all times maintain complete responsibility for all controls and files in the UNISON System.

D. Provide Davox, at no charge, access to and use of any machines, attachments, and/or communications facilities which in Davox's opinion, are necessary to facilitate support.

E.    Maintain and control proper site environmental conditions.

F. Make available such time as may be requested by Davox for installation of any engineering change order or Revision during the term of this Agreement.

G. Notify Davox thirty-five (35) days prior to moving the UNISON System from the Install Location specified on the Quotation.

10.  RELOCATION OF EQUIPMENT

     Upon request by Customer, Davox will provide a price quotation for the relocation of any UNISON System or Workstation to a new site.

     In the event any UNISON System or Workstation is moved or relocated by other than Davox personnel, Davox shall have the right to evaluate the UNISON System and Workstation and its new site and environmental conditions as a condition for continuing Support on the UNISON System and Workstation and to bill Customer at its then prevailing rates for such inspection and any labor, material and adjustments which, in Davox's opinion, are necessary to restore the UNISON System or Workstation to good operating condition.

     Davox responsibility in the event Customer requests that Davox relocate a UNISON System or Workstation shall be to deinstall the UNISON System or Workstation at Customer's then current location and re-install the e UNISON System or Workstation at Customer's new location. In the absence of prior shipping instructions, Davox will select a carrier on behalf of Customer, but in no event shall such carrier be construed to be an agent of Davox. Risk of loss to the UNISON System or Workstation shall at all times reside solely with Customer. IN NO EVENT SHALL DAVOX HAVE ANY LIABILITY FOR LOSS OR DAMAGES TO PROPERTY OR INJURY OR DEATH TO PERSONS ARISING OUT OF TRANSPORTATION OF THE UNISON SYSTEM OR WORKSTATION.

11.  ADDITIONAL EQUIPMENT

     Any Equipment, Software or Workstation acquired by Customer during the term of this Agreement and placed into service at the Install Location shall be added to the Agreement on a co-terminus basis. Customer shall execute a Quotation which shall specify the Equipment and/or Software and/or Workstations to be added to the Agreement and the additional charges for the balance of the current term to be invoiced to the Customer.

12.  EXCLUDED SUPPORT

     Support to be provided under this Agreement does not include repair of damage, replacement of parts or increase of service time attributable to reasons other than normal wear and tear, including but not limited to the combination or operation or use of Equipment, Software or Workstations with materials not supplied by Davox or for purposes for which the Equipment, Software or Workstation was not designed, unusual physical or electrical stress, accident, neglect, acts of God, or misuse, abuse, or modification of the Equipment, Software or Workstations by persons other than Davox. When support service is required for reasons other than normal wear and tear, services will be performed at Davox's then prevailing time and materials rate and an invoice issued to the Customer. If Customer modifies the Equipment, Software or Workstation or adds foreign devices to the UNISON System or Workstation, then Davox may at its option, (i) terminate this Agreement or (ii) support and service such modifications and foreign devices at its then prevailing rates. Provisions or replacement of operational supplies or media items are specifically excluded form support services hereunder.

13.  LIMITATION OF LIABILITY

     DAVOX MAKES NO REPRESENTATIONS OR CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR INFRINGEMENT, EXCEPT AS PROVIDED IN THIS AGREEMENT. DAVOX DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SYSTEM WILL MEET THE REQUIREMENTS OF THE CUSTOMER OR THAT THE OPERATION OF ANY SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. IN NO EVENT SHALL DAVOX BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF DATA, LOSS OR USE OF ANY COMPONENT OF THE SYSTEM, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR ANY KIND, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR SUPPORT SERVICES PROVIDED HEREUNDER.

     Davox's maximum liability regardless of the form of action taken shall not in any event exceed the annual charges actually paid by Customer to Davox for support hereunder for the then current term. Davox shall not be liable to customer or any other third party for any injury to any person or property where said injury arises out of Customer's use or application of the Equipment, Software or Workstation, except for injuries arising out of Davox's intentional wrong-doing or gross negligence. Customer shall indemnify and hold harmless Davox from any and all damages, costs, and expenses incurred by Davox in connection with any claim, suit or proceeding relating to or arising out of the Customer's use or application of the Equipment, Software or Workstation unless occasioned by such gross negligence or intentional wrong-doing of Davox. The sole and exclusive remedy of Customer hereunder with respect to a defective or inoperative UNISON System or Workstation is to request Support as provided herein.

14.  GOVERNING LAW

     This Agreement and any transaction pursuant thereto shall be governed by the laws of the Commonwealth of Massachusetts.

15.  NOTICES

     All notices provided for in this Agreement shall be given in writing and shall be effective (i) when served by personal delivery or (ii) five (5) days after being deposited, postage prepaid, in the mail and addressed to the parties at their respective addresses as set forth in this Agreement or as either party may later specify by written notice to the other.

16.  ACTS OF GOD

     Davox shall not be liable for damages or any delay or failure to deliver arising out of causes beyond its reasonable control and without its fault or gross negligence, including, but not limited to, acts of civil or military authority, fires, riots, wars, embargoes, revolutions, insurrections, rebellions, national emergencies, strikes, floods, acts of God, earthquakes, explosions, storms, epidemics, quarantine restrictions, labor disputes, transportation embargoes or delays in transportation, or inability to obtain equipment or parts due to delays or backlog of suppliers.

17.  REPLACEMENT OF COMPONENTS

     When in the course of furnishing support services hereunder, Davox determines it necessary to remove a defective or non-operating component to the Equipment and replace it with a functioning component, the replacement component shall become the property of Customer and the removed component shall become the property of Davox.

18.  GENERAL

     This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.

     No waiver, amendment, or modification of this Agreement shall be effective unless it is in writing and signed by the parties hereto.

     Davox reserves the right to subcontract for the performance of support and other services to be provided under this Agreement. In such event, however, the rights and obligations of Davox and Customer hereunder will not be diminished.

     Customer may not assign any of its obligations, rights, or remedies under this Agreement and any such attempted assignment shall be null and void.

     All Software furnished hereunder including, without limitation, all Revisions thereto are furnished under license to Customer. The terms of such license are as set forth in a certain and separate agreement between the parties under which the Software was originally furnished to Customer, or if no such agreement is in effect between the parties, the terms of Davox standard software license shall apply, and Customer agrees to execute such standard license terms upon request of Davox.

     The invalidity, illegality, or unenforceability of any provision of this Agreement shall in no way affect the validity, legality, or enforceability of any other provision.

     Titles or captions in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

     This Agreement shall be binding upon and inure to the benefits of the parties and their respective successors, heirs, and assigns.

Agreed by:                          Agreed by:

Davox Corporation                   Customer


- ---------------------------------------  --------------------------------------
  Signature                                Signature


- ---------------------------------------  --------------------------------------
  Name and Title                           Name and Title



- ---------------------------------------  --------------------------------------
  Date                                     Date

                          DVX/GSSC AUTHORIZATION FORM

                                                                 REVISED 7/11/95
                                                                 ---------------

DATE:                                               DVX SITE #
       -----------------                                       -----------------

ACCOUNT NAME:
              ------------------------------------------------------------------

SUITE/FLOOR:
              ------------------------------------------------------------------

STREET:
              ------------------------------------------------------------------

CITY:
              ------------------------------------------------------------------

STATE:                                              ZIP:
              --------------                             -----------------------

GSSC PC:
              ------------------------------------------------------------------

GSSC PRIMARY FE:
                        --------------------------------------------------------

MILEAGE (CIRCLE):  0-50, 51-100, OVER 100
UPLIFT (CIRCLE):  YES       NO                 UPLIFT %
     BASIC MONTHLY MTNC. CHARGE (BMMC):                                       $
                                                                              =

     GSSC SITE #:
                        --------------------------------------------------------

SITE CONTACT:
              ------------------------------------------------------------------

PHONE:
              ------------------------------------------------------------------

SITE CONTACT:
              ------------------------------------------------------------------

PHONE:
              ------------------------------------------------------------------

          APPROVAL
          ================================================
          DATE:
          ================================================
          APPROVED BY:
          ================================================
          CONTRACT START DATE:
          ================================================
          CONTRACT END DATE:
          ================================================

DVX SITE CODE #:
                  ------------
(___________) CONFIGURATION:

(_________)R(S):

                                                      BMM
                                                       C             BMMC
    MODEL         LINES                SN             (EA)           (EXT)
    -----         ------               ---            ----           ----
                  --------------------------------------------------------------
CAS 50              X
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
CAS500              X
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
CAS1000             X
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
CAS2000             X
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                    X
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
   DN01
                  --------------------------------------------------------------
   DN04
                  --------------------------------------------------------------

                  --------------------------------------------------------------
OTHER               X
                  --------------------------------------------------------------

                        DIALER SUB-TOTAL      $
                        ================================================

CONTROLLER(S):

                                             DRIV           BMMC        BMMC
                                              E             ----        ----
MODEL          TYPE            SN            SIZE           (EA)        (EXT)
- -----          ----            --            ----           ----        -----
                       ---------------------------------------------------------
CRS           8 SLOT                          MB
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------
CRS           16 SLOT                         MB
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------
2000           (CL06)
                       ---------------------------------------------------------

                       ---------------------------------------------------------
2200           (CL04)
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------
3000           (CL08)
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                             CONTROLLER SUB-TOTAL             $
                             ===================================


DVX SITE CODE #
                ------------

                                                       BMMC      BMMC
                                                       ----      ----
MANUF.   MODEL      PART #              QTY            (EA)      (EXT)     SN
- ------   -----      ------              ---            ----      ----      --
                                    --------------------------------------------
SUN      SPARC II   4/75M-32-P43
                                    --------------------------------------------

                                    --------------------------------------------
SUN      SPARC IPC  4/40FC-8-P40
                                    --------------------------------------------

                                    --------------------------------------------
SUN      SPARC 20   S20T1N-514-64-
                    P4L
                                    --------------------------------------------

                                    --------------------------------------------
SUN      SPARC 5    S5T1N-70-32-
                    P44
                                    --------------------------------------------
SUN2200  SPARC 10   S10S-40(42)-32-
                    P46
                                    --------------------------------------------
SUN      SPARCclas  4/15(f)C-16-P43
         sic
                                    --------------------------------------------
OTHER
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

SMC MISC:


                                                         BMMC     BMMC
                                                         ----     ----
                                                  QTY    (EA)     (EXT)    SN
                                                  ---    ----     ----     --
                                                --------------------------------
SUN       EXT HRD DRV        1.05GB/545-ST
                                                --------------------------------
                                                --------------------------------
SUN       EXT HRD DRV        2.1GB/X567A-ST
                                                --------------------------------
                                                --------------------------------
          MODEM              PCEM72144F
                                                --------------------------------
                                                --------------------------------
SUN       150MBSUBSYSTX660
                                                --------------------------------
                                                --------------------------------
SONY      OPTICAL DRIVE RM-S350
                                                --------------------------------
                                                --------------------------------
PINNACLE  OPTICAL      PM03-130
MICRO     DRIVE
                                                --------------------------------
                                                --------------------------------
SUN       8MM TAPE
          BCKLX814
                                                --------------------------------
                                                --------------------------------
GNP       COM
          DEVICE,
          SPARC TO
          CAS
                                                --------------------------------
                                                --------------------------------
LOGICRA   SPARC TO
FT RCS    HOST
COM
DEVICE
                                                --------------------------------
                                                --------------------------------
MILAN
TEN
BASED T
HUB
                                                --------------------------------
                                                --------------------------------
TERMINAL
SERVER
                                                --------------------------------
                                                --------------------------------




                                                --------------------------------
WYSE
TERMINA
L
                                                --------------------------------
                                                --------------------------------
OTHER
                                                --------------------------------
                          SMC SUB-TOTAL                    $
                          ==========================================

DVX SITE CODE # ___________
MANAGER:



                                                         BMMC     BMMC
                                                         ----     ----
MANUF.     MODEL     TYPE                         QTY    (EA)     (EXT)     SN
- -----      -----     ----                         ---    ----     ----      --
                                                --------------------------------
WYSE                 20MB
                                                --------------------------------
                                                --------------------------------
WYSE                 80MB
                                                --------------------------------
                                                --------------------------------

AST                  150MB
                                                --------------------------------
                                                --------------------------------
AST                  80MB
                                                --------------------------------
                                                --------------------------------
OTHER
                                                --------------------------------
                                                --------------------------------

                                                --------------------------------

                            DATAMANAGER SUB-TOTAL       $
                            ==============================




PRINTERS:

                                                          BMMC     BMMC
                                                          ----     ----
MANUF.     MODEL     TYPE                         QTY     (EA)     (EXT)   SN
- -----      -----     ----                         ---     ----     ----    --
GENICOM    3210
                                                --------------------------------
                                                --------------------------------

GENICOM    3410
                                                --------------------------------
                                                --------------------------------

HP PAINT
JET
                                                --------------------------------
                                                --------------------------------

HP         550
                                                --------------------------------
                                                --------------------------------

HP         560
                                                --------------------------------
                                                --------------------------------

HP INKJET
                                                --------------------------------
                                                --------------------------------

DEC        LA-424
                                                --------------------------------
                                                --------------------------------

SUN        CPRN-360  NEWSprntr
                                                --------------------------------
                                                --------------------------------

OTHER
                                                --------------------------------


                            PRINTER SUB-TOTAL     $
                            =================================

                            SUB-TOTAL BMMC        $
                            =================================


                                   Exhibit I

                           Software License Agreement

This agreement is made this ____ day of __________ 1995, by and between Davox Corporation, of 6 Technology Park Drive and Grumman Systems Support Corporation, located at 10 Orville Drive, Bohemia, New York 11716 ("Customer").

This Software License (the "Agreement") applies to all the Smart Management Center ("SMC"), or Davox UNISON System, PRELUDE System, SCALE System and/or any other Davox products which incorporate Davox software. Customer has been advised that the SMC, UNISON System, PRELUDE System, SCALE System and other Davox software contain products licensed to Davox Corporation ("Davox") and licensed to Davox from third party vendors (the "Third Party Software"). Notwithstanding anything in the Grumman - Davox Third Party Service Agreement to the contrary, the Third Party Software, along with Davox's proprietary software, is furnished to Customer under the license provided herein.

Subject to the terms of this Agreement, Davox hereby grants to Customer a personal, non-transferable, nonexclusive license (the "License") to use the software contained in, furnished with, or made part of, the SMC, the Davox UNISON System, PRELUDE System or SCALE System and any other Davox product described in the Grumman - Davox Third Party Service Agreement (the "Software") solely for Customer's own business use and only in the external hard disk on which the Software is first provided or installed, except as otherwise herein provided. Customer's business use shall be defined as third part servicing of Davox Products as defined and provided for in the Davox - Grumman Third Party Service Agreement. The Software may be copied, in whole or in part, subject to the proper inclusion of any and all copyright and proprietary notices, only as may be necessary for Customer's use on such Hard Disk solely for archival and backup purposes, or to replace a worn or defective copy. Customer shall not copy any manuals or technical information provided with the Software, except for those copies necessary for Customer to fulfill its obligations under the Davox - Grumman Third Party Service Agreement. If Customer is unable to operate the Software on the single Hard Disk due to an equipment malfunction, the Software may be transferred temporarily to another Hard Disk during the period of equipment malfunction.

Customer shall not
reverse compile, disassemble or otherwise reverse engineer, embed within any other software product, or modify in any manner, including modifications to source code with respect thereto, the Software in whole or in part. Customer agrees and acknowledges that the Software is confidential and proprietary information. Customer shall not disclose, provide or otherwise make available the Software or any part of copies thereof to any person other than employees of the Customer who have a legitimate need theretofore, without prior written consent of Davox. Customer shall take all appropriate action by instruction, agreement or otherwise, with any persons permitted access to the Software necessary to satisfy Customer's obligations under this Agreement. All copies of the Software, whether provided by Davox or made by Customer as permitted by this Agreement including without limitation, translations, compilations, or partial copies, are the property of Davox and may not be used or disclosed except as permitted by this Agreement.

All rights, title and interest to, and all applicable rights in patents, copyrights and trade secrets in the Software or any of its parts shall remain vested in Davox or in any third party vendor from whom Davox has acquired rights to license the Software, notwithstanding the grant of the License pursuant to the terms of this Agreement.

Unless otherwise provided herein, the License shall expire at such time as Customer discontinues use of the applicable Software on the single Hard Disk for which the Software is first provided, but otherwise shall be without restriction as to time.

Notwithstanding the foregoing, Davox shall have the right to terminate the License if Customer fails to pay any and all required license fees, if any, or otherwise fails to comply with the terms and conditions of the License set forth herein or in the Davox - Grumman Third Party Service Agreement or fails to cure any breach of this Agreement or the Third Party Service Agreement within ten
(10) days after receipt of written notice from Davox. Customer agrees that upon expiration of the License or upon notice of termination thereof, it will immediately return or destroy the Software and all portions and copies thereof as directed by Davox and, if requested, will certify in writing to Davox as to the destruction or return of the Software and all copies thereof.

Davox Corporation and any third party from whom Davox Corporation has acquired rights to license the Software or any part thereof (the "Licensed Software") is a direct and intended third party beneficiary of this Agreement to the extent the Agreement relates to the Licensed Software, and may enforce this Agreement directly against Customer to such extent, provided, however, that no such licensor shall be liable to the Customer for any general, special, direct, indirect, consequential or other damages arising out of or relating to the Licensed Software.

Except as otherwise expressly set forth herein, all other terms of the Third Party Support Services Agreement shall remain in full force and effect. Davox represents that it is either the owner of the Software or has the right to grant said license herein.

Davox shall indemnify and hold Customer harmless against any loss, liability, damage, cost or expense, including reasonable attorney's fees, incurred in connection with any claim, suit, or proceeding brought against Customer based on any claim that Equipment or Software supplied hereunder infringes on any valid United States patent or copyright and will pay resulting costs, damages and attorney's fees if (i) Customer promptly notifies Davox in writing of such claim, (ii) Customer gives Davox sole control of the defense and all related settlement negotiations and (iii) Customer, at Davox's expense, provides Davox
with reasonable assistance in the defense of such claim.   If any claim which
Davox is obligated to defend has occurred or is likely to occur, Customer agrees to permit Davox, at its option and expense, either to procure the right for the Customer to continue using the Equipment or Software or to replace or modify the Equipment or Software so that it becomes non-infringing. If neither of the foregoing alternatives is available on terms which are acceptable to Davox, the Customer agrees to return the Equipment or Software upon written request by Davox and to accept a credit equal to the amount paid by Customer less depreciation at a rate per year over the life of four years in the case of Software and Equipment.

Davox shall have no obligations to Customer under any provisions of this License with respect to any claim based on the use of Equipment or Software in combination with equipment, devices, or software not supplied by Davox or upon the use of the Equipment or Software in a manner for which they were not intended. The foregoing states the sole and exclusive liability of Davox for infringement of any kind and is in lieu of all warranties, express or implied, in regards thereto.

Customer shall indemnify and hold Davox harmless against any loss, liability, damage, cost or expense, including reasonable attorney's fees, incurred in connection with any claim, suit or proceeding brought against Davox so far as it is based on a claim relating to the manufacture or sale of any Equipment or Software modified or altered by Customer or combined with any equipment, device, or software not supplied by Davox to the extent that such claim, suit or proceeding is due to Customer's actions.

Agreed to:                          Agreed to:

Davox                               Grumman Systems Support Corp.


By:____________________________     By:___________________________

Title:                              Title:

Date:                               Date:

                                   Exhibit J

                           Non-Disclosure Agreement
                           ------------------------


WHEREAS, Davox Corporation ("Davox") wishes to transmit to Grumman Systems Support Corporation located at 10 Orville Drive, Bohemia, New York, 11716 ("Recipient"), certain information which it deems to be proprietary and confidential, namely, ____________
__________________________________________________________________________.

WHEREAS, Recipient desires to receive such information for the specific purpose of
__________________________________________________________________________.

THEREFORE, it is agreed as follows:

     1. The Recipient acknowledges that all confidential or proprietary information shall remain the property of Davox; and the Recipient agrees:

          a) to maintain all confidential or proprietary information provided by or on behalf of Davox (including all portions or copies thereof) as confidential in the same manner as its own proprietary information is maintained;

          b) not to disclose any confidential or proprietary information provided by or on behalf of Davox to any third party;

          c) not to use any confidential or proprietary information provided by or on behalf of Davox except for the specific purpose stated herein;

          d) may only reproduce the confidential or proprietary information provided by or on behalf of Davox subject to the License; and

          e) to inform its employees who have a "need to know" any confidential or proprietary information provided by or on behalf of Davox of the Recipient's obligations hereunder, and to use its best efforts to insure compliance by its employees.

     2. Nothing contained in this Agreement shall be construed as granting or conferring by implication or otherwise any rights, by license or otherwise, to trademarks, inventions, copyrights or patents of Davox.

     3. The term "confidential or proprietary information," as used in this Agreement, shall mean any data or information that is clearly marked as "Proprietary, Trade Secret or Confidential," which is disclosed to Recipient. It is understood that it does not include information which:

          a) is in or subsequently becomes part of the public domain through no fault of the Recipient;

          b) is lawfully received from a third party having the right to disclose such information;

          c) is independently developed by Recipient without breach of this Agreement;

          d)  is disclosed with the written approval of Davox; or

          e) is obligated to be produced under order of a court of competent jurisdiction.

          Confidential or proprietary information also includes data or information directly developed and related to that arising, or derived from confidential or proprietary data or information furnished to the Recipient.

     4. With respect to future plans (product, marketing, financial or other), Recipient understands that such plans are subject to change without notice at any time and that Davox shall have no obligations to execute such plans and shall have no liability as a result of any change to such plans.

     5. Upon request of Davox, Recipient shall promptly deliver to Davox all written records of confidential or proprietary information of Davox provided to Recipient or a writing certifying their loss or destruction.

     6. The Recipient acknowledges that any remedy at law for any breach of this Agreement may be inadequate and that Davox shall be entitled to seek specific performance or any other mode of injunctive or other equitable relief to enforce its rights hereunder.

     7. This Agreement shall be binding upon the Recipient and its successors and assignees and shall inure to the benefit of Davox and its successors, agents and assignees.

     8. This Agreement is governed by the laws of the Commonwealth of Massachusetts.

     9. If any provision of this Agreement or its application is held to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of any of the other provisions and applications herein shall not in any way be affected or impaired.

     10. This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and may not be modified, changed or amended, except by a writing signed by both parties.

     11. Recipient's obligation of confidentiality shall terminate three (3) years after the date of disclosure.

Agreed to:                                 Agreed to:

Grumman Systems Support Corporation        Davox Corporation


By:_________________________________       By:_______________________________

Title:______________________________       Title:____________________________

Date:_______________________________       Date: ____________________________

______________________________________________________________________________

For Internal Use Only
- ---------------------

Date of Initial Disclosure:__________________________

By:__________________________________________________

Place:_______________________________________________

Approval obtained from:______________________________

Date:___________         Initial:____________________